                                                       EX-99.B(h)wrassacomp

                   WADDELL & REED ADVISORS FUNDS, INC.

                                EXHIBIT B
                              COMPENSATION

Class A Shares-Accumulative Fund and Science and Technology Fund
(each a "Fund")

An amount payable on the first day of each month of $1.3625 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class A Shares-Bond Fund ("Fund")

An amount payable on the first day of each month of $1.6125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class A Shares-Income Fund ("Fund")

An amount payable on the first day of each month of $1.4125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class B Shares-Accumulative Fund and Science and Technology Fund
(each a "Fund")

An amount payable on the first day of each month of $1.3625 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class B Shares-Bond Fund ("Fund")

An amount payable on the first day of each month of $1.6125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class B Shares-Income Fund ("Fund")

An amount payable on the first day of each month of $1.4125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class C Shares-Accumulative Fund and Science and Technology Fund
(each a "Fund")

An amount payable on the first day of each month of $1.3625 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class C Shares-Bond Fund ("Fund")

An amount payable on the first day of each month of $1.6125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class C Shares-Income Fund ("Fund")

An amount payable on the first day of each month of $1.4125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class Y Shares-all Funds

An amount payable on the first day of each month equal to 1/12 of .15 of 1%
of the average daily net assets of the Class for the preceding month.

Effective September 1, 2000